                                                                   EXHIBIT 10.33

                                      COPY

                                      2004

                            ON THE 13TH. DAY OF JULY

                                     *******

                                      SALE

                                BY THE COMPANIES

                            "NOVEL TEXTILES LIMITED"

                                       AND

                       "NOVEL GARMENTS (MAURITIUS) LIMITED

                                 TO THE COMPANY

                            "DENIM DE L'ILE LIMITED"

                                   ***********

                                                                  17,047,664 USD

                                   **********

      BEFORE Mr. MARIE JOSEPH JEAN PIERRE MONTOCCHIO, Notary, of 4th Floor, Labama House, 35, Sir William Newton Street, Port-Louis, Mauritius undersigned.-

                         PERSONALLY CAME AND APPEARED:-

      Mr. ALFRED JOSEPH GERARD ROBERT ALAIN REY, of age, born on the twenty eighth day of September one thousand nine hundred and fifty nine, Act of Birth bearing No. 1492 of 1959 - Plaines Wilhems, Chartered Accountant, residing at Floreal.

            Hereacting for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "NOVEL TEXTILES LIMITED" constituted originally under the name of "UNION TEXTILES

            LTD" as per a deed drawn up by Mr. Edward Redmond Hart de Keating, on the thirtieth day of April one thousand nine hundred and eighty seven, registered in Reg: B 131 No. 3748, duly incorporated conformably to law.

                  The said Mr. REY vested with the necessary powers for these presents in virtue of a decision of the Board of Directors of the said Company taken at a meeting held on the eleventh day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

                        IT BEING HERE OBSERVED that the shareholders of "NOVEL TEXTILES LIMITED" have - by virtue of a Special Resolution passed at a Special Meeting held on the eleventh day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of
                        Section 130 (1) (a) of the Companies Act 2001, the present sale.

                  IT BEING HERE FURTHER OBSERVED that "NOVEL TEXTILES LIMITED" has received the necessary authorisation for the purpose of the present sale from the Prime Minister in virtue of a Certificate issued on the twelfth day of July two thousand and four by the latter which remains hereto attached after due mention by the undersigned notary.-

      And the said Mr. ALFRED JOSEPH GERARD ROBERT ALAIN REY, abovenamed.

                  Hereacting now for, on behalf and as the duly authorised representative of the company existing in this Island under the name of "NOVEL GARMENTS (MAURITIUS) LIMITED", constituted originally under the name of "ACE EXPORT LTD" as per a deed drawn up by Mr. Rajendra Dassyne, on the fourteenth day of October and third day of November one thousand nine hundred and eighty eight, registered in Reg: B 134 No. 1548 and incorporated on the fourteenth day of November one thousand nine hundred and eighty eight as evidenced by a certificate of incorporation delivered by the Registrar of Companies on the fifteenth day of November one thousand nine hundred and eighty eight which is annexed to the deed abovementioned.-

                  The said Mr. REY vested with the necessary powers for these presents in virtue of decision of the Board of Directors of the said Company taken at a meeting held on the twelfth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary.

                        IT BEING HERE OBSERVED that the shareholders of "NOVEL GARMENTS (MAURITIUS) LIMITED" have - by virtue of a Special Resolution passed at a Special Meeting held on the twelfth day of June two thousand and four as evidenced by a duly certified extract of the minutes of proceedings of the said meeting which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of Section 130 (1) (a) of the Companies Act 2001, the present sale.

                                 (HEREINAFTER called collectively "The Vendors")

      WHO the said appearers in their aforesaid capacities do, by these presents, sell, make over, transfer and assign under all legal guarantees and subject to all legal covenants,

      To the Private Company existing in this Island under the name of "DENIM DE L'ILE LIMITED" duly incorporated conformably to law on the fourteenth day of May two thousand and four as evidenced by a Certificate of Incorporation issued by the Registrar of Companies on the seventeenth day of May two thousand and four.

      WHICH IS FOR AND ON BEHALF OF THE SAID COMPANY ACCEPTED BY:-

      Mr. IAN MAURICE ESPITALIER NOEL, of age, born on the twenty eighth day of February one thousand nine hundred and sixty, Act of Birth bearing No. 661 of 1960 - Plaines Wilhems, Company Director, residing at Allee Beaux Manguiers, Grand Bay.

      And Mr. ROLAND STAUB, of age, born on the twentieth day of May one thousand nine hundred and forty six, Act of Birth bearing No. 905 of 1946 - Plaines Wilhems, Company Director, residing at Tamarin, La Mivoie.

            Hereacting as the duly authorised representatives of the said Company.-

                        IT BEING HERE OBSERVED that the shareholders of "DENIM DE L'ILE LIMITED" have - by virtue of a Special Resolution dated the seventh day of June two thousand and four as evidenced by a duly certified copy of same which remains hereto annexed after due mention being made by the undersigned notary - approved, conformably to the provisions of Section 130 (1) (a) of the Companies Act 2001, the present purchase.

                                  (Hereinafter called "The Purchasing Company".)

                  IT BEING HERE FURTHER OBSERVED that the Purchasing Company has obtained the necessary authorisation under the "Non-Citizen (Property Restriction) Act" for the purpose of the present acquisition in virtue of a Certificate issued on the ninth day of July two thousand and four by the Prime Minister and amended by another certificate issued on the thirteenth day of July two thousand and four by the Prime Minister, which remain hereto attached after due mention by the undersigned notary.

      A. THE COMPANY "NOVEL TEXTILES LIMITED" PERSONALLY:-

      1 degrees. Three portions of land of a total extent of THIRTY EIGHT THOUSAND EIGHT HUNDRED AND FIFTY FIVE SQUARE METRES situated in the district of Riviere du Rempart, place called "Ile d'Ambre" bounded as per a memorandum of survey drawn up by Mr. K. Dwarka, Sworn Land Surveyor, on the third day of February one thousand nine hundred and ninety eight, registered in Reg: B 147 No. 181, viz:-

      "LA PREMIERE de la contenance de CINQ MILLE DEUX CENT SOIXANTE "QUINZE METRES CARRES LOT NO. D 15 bornee d'apres le susdit proces verbal de "Monsieur Dwarka, arpenteur jure, comme suit:-

      "Vers le Nord Est, par un chemin commun sur une longueur developpee de "quarante huit metres cinquante centimetres.

      "Vers le Sud Est, par l'axe d'un chemin commun et mitoyen sur une longueur "developpee de quatre vingt quatre metres soixante cinq centimetres.

      "Vers le Sud Ouest, par l'axe d'un chemin commun et mitoyen sur soixante huit "metres.

      "Et vers le Nord Ouest, par la propriete appartenant a Summit Textiles Ltd sur "quatre vingt dix neuf metres.

      "LA DEUXIEME, de la contenance de VINGT CINQ MILLE CENT "QUARANTE METRES CARRES LOT NO. D 16 bornee d'apres le susdit proces verbal "de Monsieur Dwarka, arpenteur jure, comme suit:-

      "Vers le Nord Est, par un chemin commun sur une longueur developpee de deux "cent quatre vingt douze metres vingt centimetres.

      "Vers le Sud Est, par Summit Industries Ltd, sur cent six metres cinquante "centimetres.

      "Vers le Sud Ouest, par un chemin commun sur deux cent sept metres.

      "Et vers le Nord Ouest, par un chemin commun sur quarante six metres douze "centimetres.

      "ET LA TROISIEME, de la contenance de HUIT MILLE QUATRE CENT "QUARANTE METRES CARRES LOT NO. D 27, bornee d'apres le susdit proces "verbal de Monsieur Dwarka, arpenteur jure, comme suit:-

      "Vers le Nord Est, par l'axe d'un chemin commun et mitoyen sur soixante metres.

      "Vers le Sud Est, par le Lot D 14 sur cent quarante metres.

      "Vers le Sud Ouest, par la Route de Goodlands - Poste de Flacq, sur soixante "metres.

      "Et vers le Nord Ouest, par Summit Textiles Ltd sur cent quarante metres."

      2 degrees. All the buildings, constructions or erections generally whatsoever existing on these three portions of land and used for industrial purposes together with the office equipment, fittings and furniture, water, electrical and drainage installations and generally all that may be part or parcel thereof.

      3 degrees. All equipment, plant, machinery and apparatus, standing inside and outside the said buildings as well as inside and outside the buildings standing on two other contiguous portions of land of the respective extents of TEN ACRES AND FORTY THREE PERCHES, or FORTY FOUR THOUSAND TWENTY THREE DECIMAL SIXTY SEVEN SQUARE METRES, and TWELVE THOUSAND SIX HUNDRED AND SIXTY TWO SQUARE METRES AND SIXTY ONE CENTIMETRES, or THREE ACRES, sold this day by the Companies "SUMMIT TEXTILES LIMITED" and "SUMMIT INDUSTRIES LIMITED" respectively to the Purchasing Company as per two deeds drawn up this day by the undersigned Notary, and which will be registered and transcribed within the prescribed delay, and a list of which duly approved by the parties is hereto annexed.

      4 degrees. The vehicules comprised in the list hereto annexed and duly approved by the parties.-

      And 5 degrees. The water treatment plant and all the water rights that may be lawfully transferred together with all pumps, machinery, pipes and conduits for the ducting of the water from "Riviere Grand Marais" and from four boreholes (bearing References BH 610, BH 908, BH 909 and BH 968) to the factory and the rights of easement relating thereto.

            It is hereby recorded that in an Order delivered, in the presence of the "Central Water Authority", by His Honour Sir Victor Glover, Chief Justice, on the fifth day of February one thousand nine hundred and ninety (SCR 39596) registered in Reg: B 135 No. 7575, and applied for by "Novel Textiles Limited", it has been stipulated what is hereinafter litterally transcribed:-

            "IT IS ORDERED that the applicant BE and IS HEREBY authorised to use part of the flow of River Grand Marais for its industrial needs in accordance with the conditions laid down by the Central Water Authority and set out in the report of Mr. G R Mc Gregor, C.E., Bsc. Eng. (Lond.) M.I.C.E., Civil Engineer, viz:-

            a. That the applicant company will be entitled to part of the flow of River Grand Marais adjoining the premises of Summit Textiles Ltd., after the commissioning of the Schoenfeld bore-hole and should thus apply to the Supreme Court under the provisions of the Rivers and Canals Act for a right to draw water from River Grand Marais.

            b. That the applicant company will have to pay a tariff of Rs. 1.50 for each cubic metre of water diverted and used for industrial purposes after the installation of a watermeter at the suction end of the pumping set and submission on a monthly basis of returns of the volume.

            c. That the applicant company will have to pay Rs. 1,500.- to the Central Water Authority to meet legal processing fees.

            d. A complete analysis of all wastewaters emanating from the treatment plant should be submitted to the Central Water Authority on a month-to-month basis with a view to allowing the CWA to access the impact of such wastewaters on the environment.

            e. That a treatment plant will have to be set up by the 30th June, 1990 at latest, with a view to treating all the waste effluents emanating from the Company's industries.

            f. The Company will have to bind itself to cease all operations in cases where the waste effluents do not conform with CWA's prescribed parameters.

            g. The right to draw water from River Grand Marais is purely provisional and can be amended if other people's rights are being prejudiced."

                  It is here recorded that:-

                  1 degrees. by virtue of a letter dated seventh day of June two thousand and four, the "Central Water Authority" has informed the Purchasing Company that it had no objection to the application for the transfer of water rights from "NOVEL TEXTILES LIMITED" under certain conditions laid down in the said letter which remains hereto annexed; and

                  2 degrees. by virtue of a letter dated second day of July two housand and four, the "Central Water Authority" has informed the Purchasing Company that it had no objection to process its application for ground water licenses for the abovementioned boreholes under certain conditions laid down in the said letter which remains hereto annexed.

                  Moreover, the parties undertake to do whatever necessary to give to the Purchasing Company the full benefit of all water rights that may lawfully be transferred to it, including any applications to the competent Court.

      AND B. THE COMPANY "NOVEL GARMENTS (MAURITIUS) LIMITED" PERSONALLY:-

      All equipment, plant, machinery and apparatus standing inside and outside the aforesaid buildings and a list of which, duly approved by the parties, is hereto annexed.

      For the Purchasing Company to enjoy the same and dispose thereof in full and absolute ownership by means of these presents and as from to-day.

                             STATEMENT OF OWNERSHIP

      A. By a deed passed by and before Mr. Joseph Ignace Pierre Avrillon, Notary Public of Port Louis, on the twentieth day of December one thousand nine hundred and ninety nine, registered and transcribed in Vol: 4281 No. 20, the Company "NOVEL TEXTILES LIMITED" has purchased from Mr. Rajman Prayag, also called Rajmun Prayag, the three portions of land above described and presently sold.

      Such purchase took place for and in consideration of the price of FIFTEEN MILLIONS RUPEES which has been fully settled, that deed bearing acquittance thereof.

            To ascertain the series of the previous owners of the said portions of land, the parties agree to refer to the deed of purchase abovementioned.

      B. The Company "NOVEL TEXTILES LIMITED" is the owner of all the buildings and constructions existing on the portions of land presently sold for having built the same out of its own funds; and

      C. The vendors have purchased out of their own funds the vehicules, equipment, plant, machinery, office equipment, fittings and furniture, water, electrical and drainage installations and apparatus presently sold.

                                      PRICE

      The present sale is made subject to the ordinary legal charges and besides for and in consideration of a price of SEVENTEEN MILLION AND FORTY SEVEN THOUSAND SIX HUNDRED AND SIXTY FOUR US DOLLARS (17,047,664 USD) (i.e. in the proportion of THREE HUNDRED AND SEVENTY FOUR THOUSAND US Dollars for the portions of land above described and accruing to "NOVEL TEXTILES LIMITED"; TWO MILLION ONE HUNDRED AND SEVENTY THREE THOUSAND SIX HUNDRED AND SIXTY FOUR US Dollars for the buildings above described and accruing to "NOVEL TEXTILES LIMITED" and FOURTEEN MILLION FIVE HUNDRED THOUSAND US Dollars for all the other assets presently sold and above described and accruing as to ELEVEN MILLION FIVE HUNDRED THOUSAND US Dollars to "NOVEL TEXTILES LIMITED" and as to THREE MILLION US Dollars to "NOVEL GARMENTS (MAURITIUS) LIMITED") which the appearer in his aforesaid respective capacities hereby acknowledge having received this day from the representatives of the Purchasing Company.

                                                         WHEREOF DUE ACQUITTANCE

            The parties in their respective aforesaid capacities hereby declare and acknowledge that they have been informed by the undersigned notary of the provisions of Section 41 of the Registration Duty Act and that the above sale price represents the actual and real value of the property hereby sold.

                            ENCUMBRANCES ON PROPERTY

      The respresentative of the vendors in his aforesaid respective capacities hereby declares that the assets and properties presently sold are neither leased, nor under seizure nor subject to any privilege and are free from any mortgage inscription but are burdened with the following inscriptions, viz:-

      A. In so far as the Company "NOVEL TEXTILES LIMITED" is concerned:-

      i) A floating charge inscribed on the eighth day of July one thousand nine hundred and ninety eight in Vol: CH 1903 No. 5 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 140 as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of Banque Nationale de Paris Intercontinentale, in whose rights now stands Barclays Bank PLC;

      ii) A floating charge inscribed on the fifth day of June one thousand nine hundred and ninety eight in Vol: CH 1874 No. 12 in renewal of the inscription taken on the twelfth day of July one thousand nine hundred and eighty eight in
Vol: CH 247 No. 141 as guarantee for a sum of SIXTEEN MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      iii) A fixed charge inscribed on the ninth day of June one thousand nine hundred and eighty nine in Vol: CH 308 No. 34 as guarantee for a sum of FOURTEEN MILLIONS RUPEES in favour of The Mauritius Commercial Bank Finance Corporation Limited in whose rights now stands The Mauritius Commercial Bank Limited;

      iv) A floating charge inscribed on the ninth day of February two thousand in Vol: CH 2302 No. 27 in renewal of the inscription taken on the nineteenth day of February one thousand nine hundred and ninety in Vol: CH 349 No. 102 as guarantee for a sum of THIRTY THREE MILLIONS TWO HUNDRED AND FIFTY THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      v) A floating charge inscribed on the fourteenth day of April two thousand in Vol: CH 2342 No. 45 in renewal of the inscription taken on the tenth day of April one thousand nine hundred and ninety in Vol: CH 359 No. 53 as guarantee for a sum of THIRTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of Banque Nationale de Paris Intercontinentale, in whose rights now stands Barclays Bank PLC;

      vi) A floating charge inscribed on the fourteenth day of June one thousand nine hundred and ninety four in Vol: CH 1003 No. 12 as guarantee for a sum of THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      vii) A fixed and floating charge inscribed on the fourteenth day of November one thousand nine hundred and ninety four in Vol: CH 1095 No. 1 as guarantee for a sum of EIGHTY SEVEN MILLIONS SEVEN HUNDRED AND SIXTY THOUSAND RUPEES in favour of Banque Nationale de Paris Intercontinentale, in whose rights now stands Barclays Bank PLC;

      viii) A floating charge inscribed on the twenty first day of July one thousand nine hundred and ninety five in Vol: CH 1231 No. 30 as guarantee for a sum of FORTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      ix) A floating charge inscribed on the thirteenth day of June one thousand nine hundred and ninety six in Vol: CH 1413 No. 9 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      x) A floating charge inscribed on the thirtieth day of August one thousand nine hundred and ninety six in Vol: CH 1454 No. 19 as guarantee for a sum of TWENTY FIVE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      xi) A floating charge inscribed on the sixteenth day of July two thousand and one in Vol: CH 2654 No. 54 as guarantee for a sum of TWENTY THREE MILLIONS SEVEN HUNDRED AND FIFTY THOUSAND RUPEES in favour of Banque Nationale de Paris Intercontinentale, in whose rights now stands Barclays Bank PLC;

      xii) A floating charge inscribed on the twenty seventh day of September two thousand and one in Vol: CH 2702 No. 41 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of Banque Nationale de Paris Intercontinentale, in whose rights now stands Barclays Bank PLC; and

      xiii) A floating charge inscribed on the twenty sixth day of September two thousand and one in Vol: CH 2701 No. 54 as guarantee for a sum of ONE HUNDRED MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited.

            As regards those charges, it is hereby observed that the two charge holders, namely BARCLAYS BANK PLC and THE MAURITIUS COMMERCIAL BANK LIMITED have given their authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and have agreed to erase all the charges abovementioned once the said sale price would have been paid in full as evidenced by two letters both dated seventh day of July two thousand and four which are hereto annexed.

      B. And in so far as The Company "NOVEL GARMENTS (MAURITIUS) LIMITED" is concerned:-

      i) A floating charge inscribed on the twelfth day of July two thousand and one in Vol: CH 2652 No. 12 in renewal of the inscription taken on the twenty third day of July one thousand nine hundred and ninety one in Vol: CH 488 No. 56 as guarantee for a sum of FOUR MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      ii) A floating charge inscribed on the fifteenth day of June two thousand and one in Vol: CH 2629 No. 77 in renewal of the inscription taken on the twenty fifth day of July one thousand nine hundred and ninety one in Vol: CH 490 No. 20 as guarantee for a sum of FOUR MILLIONS RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

      iii) A floating charge inscribed on the twenty fourth day of August one thousand nine hundred and ninety four in Vol: CH 1047 No. 36 as guarantee for a sum of NINE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      iv) A floating charge inscribed on the twenty ninth day of November one thousand nine hundred and ninety four in Vol: CH 1104 No. 25 as guarantee for a sum of NINE MILLIONS RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

      v) A floating charge inscribed on the thirteenth day of October one thousand nine hundred and ninety five in Vol: CH 1282 No. 23 as guarantee for a sum of THIRTEEN MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

      vi) A floating charge inscribed on the fourteenth day of November one thousand nine hundred and ninety five in Vol: CH 1300 No. 56 as guarantee for a sum of THIRTEEN MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      vii) A floating charge inscribed on the eighteenth day of October one thousand nine hundred and ninety six in Vol: CH 1478 No. 79 as guarantee for a sum of TWENTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The Mauritius Commercial Bank Limited;

      (viii) A floating charge inscribed on the nineteenth day of December one thousand nine hundred and ninety six in Vol: CH 1514 No. 1 as guarantee for a sum of TWENTY TWO MILLIONS FIVE HUNDRED THOUSAND RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

      (ix) A floating charge inscribed on the ninth day of October one thousand nine hundred and ninety eight in Vol: CH 1982 No. 77 as guarantee for a sum of FIFTY ONE MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited;

      (x) A floating charge inscribed on the ninth day of October one thousand nine hundred and ninety eight in Vol: CH 1983 No. 26 as guarantee for a sum of FIFTY ONE MILLIONS RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

      (xi) A floating charge inscribed on the seventeenth day of October two thousand in Vol: CH 2472 No. 1 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of The Mauritius Commercial Bank Limited; and

      (xii) A floating charge inscribed on the second day of November two thousand in Vol: CH 2482 No. 28 as guarantee for a sum of FIFTY MILLIONS RUPEES in favour of The HongKong and Shanghai Banking Corporation Limited;

            As regards those charges, it is hereby observed that the two charge holders, namely THE MAURITIUS COMMERCIAL BANK LIMITED and The HongKong and Shanghai Banking Corporation Limited have given their authorisation to the present sale in conformity with the provisions of Article 2202-30 of the Mauritian Civil Code and have agreed to erase all the charges abovementioned once the said sale price would have been paid in full as evidenced by two letters dated seventh day of July and twenty ninth day of June two thousand and four respectively which are hereto annexed.

      The representative of "NOVEL TEXTILES LIMITED" hereby declare, viz:-

      1 degrees. That the properties presently sold are situated within five hundred metres but at more than eighty one decimal twenty one metres from the high water mark of the sea and are not liable to Sewerage Tax as evidenced by three certificates delivered by the Wastewater Management Authority on the first day of July two thousand and four bearing Reference No. RDR 120 respectively and which are hereto annexed.

      2 degrees. That the said buildings presently sold are occupied by the Purchasing Company.

                                                  WHEREOF THIS DEED IS WITNESS:-

      For the execution of these presents, legal domicile is elected for each of the contracting parties, viz:-

      For The Vendors at their Registered offices situate at Port Louis, 5, Renganaden Seeneevassen Street.

      And for The Purchasing Company at its registered office situate at 5TH. FLOOR, TM BUILDING , POPE HENESSY STREET, PORT LOUIS.

      Done and Made in Minute at Port-Louis, Mauritius in the Office of the undersigned Notary.

      IN THE YEAR OF OUR LORD TWO THOUSAND AND FOUR.

      On the thirteenth day of July.

      And after the reading thereof, the parties in their aforesaid respective capacities have signed. Alain Rey, I.M.E.Noel and Roland Staub.

                  The undersigned Notary hereby declares that he has fulfilled all the formalities prescribed by Sections 34 (1) paragraphs
                  (a) to (e) of "The Notaries' Act" and he has signed these presents.- (s) J.P. Montocchio.

                                  *************

                        Registered & Transcribed at Mauritius on the twentieth day of July two thousand and four in Vol.5568 No.4.-.

                                  ************

                                                                     A TRUE COPY

      Signed and delivered by Mr Notary Marie Joseph Bernard D'Hotman de Villiers undersigned, substituting Mr. Notary Marie Joseph Jean Pierre Montocchio, his colleague absent.

                                      LIST

SCHEDULE OF VEHICLES BELONGING TO NOVEL TEXTILES LIMITED AND BEING SOLD TO DENIM DE L'ILE LIMITED

A.    MINIBUS:-

      TAXATION: BUS

      MAKE: NISSAN

      COLOUR: WHITE

      MODEL: YU 41H

      ENGINE No. FD46011038

      RATING CAPACITY: 4617CC

      CHASSIS No.: YU 41H 4000085

      REGISTRATION No. 5781 NV 98

B.    BUS:-

      TAXATION: BUS CHASSIS

      MAKE: NISSAN

      COLOUR: PRIMER

      MODEL: SP 215 NSB

      ENGINE No. FE6-050377B

      RATING CAPACITY: 6925CC

      CHASSIS No.: SP 215 NSB 00158

      REGISTRATION No. 2045 MY 99

C.    DIESEL BUS 35/41 SEATERS:-

      TAXATION: BUS CHASSIS

      MAKE: NISSAN

      COLOUR: PRIMER

      MODEL: MKB 210

      ENGINE No. FE6-203871B

      RATING CAPACITY: 6925 CM3

      CHASSIS No.: MKB 210H 003326

      REGISTRATION No. 318 JN 02

D.    TRUCK:-

      TAXATION: G. VECHICLE

      MAKE: MERCEDES

      COLOUR: WHITE

      MODEL: BENZ 1417

      ENGINE No. 20-135398

      RATING CAPACITY: 5958CC

      CHASSIS No.:65-575474

      REGISTRATION No. 1420 MY 93

E.    LORRY CANTER:-

      TAXATION: G.V.

      MAKE: MITSUBISHI

      COLOUR: WHITE

      MODEL: CANTER

      ENGINE No. 4D34-G30503

      RATING CAPACITY: 3907 CC

      CHASSIS No.: FE 659 FA 03172

      REGISTRATION No. 3641 JL 98

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F.    LORRY:-

      TAXATION: G.V.

      MAKE: LEYLAND

      COLOUR: WHITE AND BLUE

      MODEL: XLDE9TH3

      ENGINE No. 8843988

      RATING CAPACITY: 6540 CC

      CHASSIS No.: XLDE9TH3 LOLO 24268

      REGISTRATION No. 6539